NEUBERGER BERMAN EQUITY FUNDS(R)

SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 17, 2007

NEUBERGER BERMAN INTERNATIONAL LARGE CAP FUND
NEUBERGER BERMAN REAL ESTATE FUND
NEUBERGER BERMAN SMALL AND MID CAP GROWTH FUND
TRUST CLASS SHARES


THE FOLLOWING IS ADDED TO THE "MAINTAINING YOUR ACCOUNT - WHEN YOU BUY SHARES" SECTION ON PAGE 26 OF THE PROSPECTUS:

Some of the funds in the fund family offer Investor or Trust Class shares in which members of the general public can directly invest with Neuberger Berman. On March 1, 2008, it is expected that Class A and C shares of certain funds in the fund family, including Neuberger Berman International Large Cap Fund, will be available for purchase through certain investment providers. After March 1, 2008, only "Grandfathered Investors" may invest in Investor or Trust Class shares of a fund that has opened Class A or C shares. Grandfathered Investors are investors who established accounts in Investor or Trust Class shares prior to March 1, 2008 and who have continuously maintained an account in Investor or Trust Class shares since that date.


THE DATE OF THIS SUPPLEMENT IS FEBRUARY 26, 2008.


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